Supplement Dated February 26, 2021

to the

Prospectus Dated May 1, 2020

for the

Farmers® Variable Annuity

issued by

Farmers New World Life Insurance Company

through its

Farmers Annuity Separate Account A

This Supplement updates certain information in your variable annuity insurance policy (“Policy”) Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

Premium Flexibility

Delete the following text from page 22 of the Variable Annuity Prospectus: “You may make Premium Payments at any time until the earliest of: (a) the Annuity Start Date; (b) the date you fully withdraw all Contract Value; or (c) the date you reach age 70 1/2 for Qualified Contracts (other than Roth IRAs, SEP or SIMPLE IRA employer contributions for employees over 70 1/2 with earned income, rollovers and transfers).” .

Insert the following text to replace the deleted text above: “You may make Premium Payments at any time until the earliest of: (a) the Annuity Start Date; or (b) the date you fully withdraw all Contract Value. For 2020 and later, there is no age limit on making regular contributions to traditional or Roth IRAs. You must send all premiums to our Service Center.”